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[Bank One Logo]
                                                                                                               CONTINUING GUARANTY

GUARANTY. To induce Bank One, Kentucky, NA, whose address is 201 East Main Street, Lexington, KY 40507 (the "Bank"), and its
successors and assigns, at its option, to make loans, extend or continue credit or some other benefit, including letters of credit and foreign exchange contracts, present or future, direct or indirect, and whether several, joint or joint and several, to
Commonwealth Premium Finance Corporation alone, and its successors (the "Borrower") or to the Borrower and others, and because the undersigned(the "Guarantor") has determined that executing this Guaranty is in its interest and to its financial benefit, the
Guarantor absolutely and unconditionally guarantees to the Bank, as primary obligor and not merely as surety, the full and prompt payment of the Liabilities when due, whether at stated maturity, by acceleration or otherwise. The Guarantor will not only pay the
Liabilities, but will also reimburse the Bank for any costs and expenses, including reasonable attorneys' fees, that the Bank may pay in collecting from the Borrower or the Guarantor, and for liquidating any Collateral or this Guaranty. The Guarantor's obligations under this Guaranty shall be payable in lawful money of the United States of America.

LIABILITIES. The term "Liabilities" in this Guaranty means all obligations, indebtedness and liabilities of the Borrower to the
Bank or to BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors, now existing or later arising related to that certain Line of Credit Note dated July 22, 2002, by and between the Borrower and the Bank in the original principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), any obligations relating to any Rate Management
Transaction, all monetary obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or similar proceedings related to the above-referenced note, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations or substitutions of any of the foregoing, whether the Borrower may be liable jointly with others or individually liable as a debtor, maker, co-maker, drawer, endorser, guarantor, surety or otherwise, and whether voluntarily or involuntarily incurred, due or not due, absolute or contingent, direct or indirect, liquidated or unliquidated. The term "Rate Management Transaction" in this Guaranty means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between the Borrower and the Bank or BANK ONE CORPORATION, or any of its
subsidiaries or affiliates or their successors which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

LIMITATION; EXPIRATION. This Guaranty is a continuing guaranty and shall remain in full force and effect so long as any of the
Liabilities have not been fully paid or performed; provided, however, anything in this Guaranty to the contrary notwithstanding, this Guaranty shall terminate on June 30, 2003, except that such termination shall not affect the liability of the Guarantor with respect to (a) Liabilities created or incurred before such date, or (b) extensions or renewals of, interest accruing on, or fees, costs or expenses, including reasonable attorneys' fees, incurred with respect to, such Liabilities on or after such date.

CONTINUED RELIANCE. The Bank may continue to make loans or extend credit to the Borrower based on this Guaranty until it receives written notice of termination from the Guarantor, regardless of whether at any time or from time to time there are no existing
Liabilities or commitment by the Bank to make advances or other financial accommodations for Borrower. Notwithstanding the provisions for notices in this Guaranty, such notice shall be effective at the opening of the Bank for business on the third business day after actual receipt of the notice. If terminated, the Guarantor will continue to be liable to the Bank for any
Liabilities in existence, created, assumed or committed to at the time the termination becomes effective, and all subsequent renewals, extensions, modifications and amendments of the Liabilities.

SECURITY. The term "Collateral" in this Guaranty means all real or personal property described in all security agreements, pledge agreements, mortgages, deeds of trust, assignments, or other instruments now or hereafter executed in connection with any of the
Liabilities. If applicable, the Collateral secures the payment of the Liabilities.

BANK'S RIGHT OF SETOFF. In addition to the Collateral, if any, the Guarantor grants to the Bank a security interest in, and the
Bank is authorized to setoff and apply, all Accounts, Securities and Other Property, and Bank Debt against any and all Liabilities of the Borrower and all obligations of the Guarantor under this Guaranty. This right of setoff may be exercised at any time and from time to time, and without prior notice to the Guarantor. This security interest and right of setoff may be enforced or exercised by the Bank regardless of whether or not the Bank has made any demand under this paragraph or whether the Liabilities are contingent, matured, or unmatured. Any delay, neglect or conduct by the Bank in exercising its rights under this paragraph will not be a waiver of the right to exercise this right of setoff or enforce this security interest. The rights of the Bank under this paragraph are in addition to other rights the Bank may have by law. In this paragraph: (a) the term "Accounts" means any and all accounts and deposits of the Guarantor (whether general, special, time, demand, provisional or final) at any time held by the Bank
(including all Accounts held jointly with another, but excluding any IRA or Keogh Account, or any trust Account in which a security interest would be prohibited by law); (b) the term "Securities and Other Property" means any and all securities and other property of the Guarantor in the custody, possession or

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control of the Bank (other than property held by the Bank in a fiduciary capacity);
and (c) the term "Bank Debt" means all indebtedness at any time owing by the Bank to or for the credit or account of the Guarantor.

REMEDIES. If the Guarantor fails to pay any amount owing under this Guaranty, the Bank shall have all of the rights and remedies provided by law or under any other agreement. The Bank is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person or business entity with or without designation of the capacity of that nominee. The Guarantor is liable for any deficiency remaining after disposition of any Collateral. The Guarantor is liable to the Bank for all reasonable costs and expenses of any kind incurred in the making and collection of this Guaranty, including without limitation reasonable attorneys' fees and court costs. These costs and expenses include without limitation any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

PERMISSIBLE ACTIONS. If any monies become available from any source other than the Guarantor that the Bank can apply to the
Liabilities, the Bank may apply them in any manner it chooses, including but not limited to applying them against obligations, indebtedness or liabilities which are not covered by this Guaranty. The Bank may take any action against the Borrower, the
Collateral, or any other person liable for any of the Liabilities. The Bank may release the Borrower or anyone else from the
Liabilities, either in whole or in part, or release the Collateral, and need not perfect a security interest in the Collateral. The
Bank does not have to exercise any rights that it has against the Borrower or anyone else, or make any effort to realize on the
Collateral or any other collateral for the Liabilities, or exercise any right of set-off. The Guarantor authorizes the Bank, without notice or demand and without affecting the Guarantor's obligations hereunder, from time to time, to: (a) renew, modify, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Liabilities or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more endorsers, Guarantor or other guarantors; (c) take and hold Collateral for the payment of this Guaranty or the Liabilities, and enforce, exchange, substitute, subordinate, waive or release any such Collateral; (d) proceed against such Collateral and direct the order or manner of sale of such Collateral as the Bank in its discretion may determine; and (e) apply any and all payments from the Borrower, the Guarantor or any other guarantor, or recoveries from such Collateral, in such order or manner as the Bank in its discretion may determine. The Guarantor's obligations under this Guaranty shall not be released, diminished or affected by (i) any act or omission of the Bank, (ii) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Borrower or any of its assets, (iii) any change in the composition or structure of the Borrower or the Guarantor, including a merger or consolidation with any other person or entity, or (iv) any payments made upon the Liabilities. The Guarantor hereby expressly consents to any impairment of Collateral, including, but not limited to, failure to perfect a security interest and release Collateral and any such impairment or release shall not affect the Guarantor's obligations hereunder.

NATURE OF GUARANTY. This Guaranty is a guaranty of payment and not of collection. Therefore, the Bank may insist that the Guarantor pay immediately, and the Bank is not required to attempt to collect first from the Borrower, the Collateral, or any other person liable for the Liabilities. The obligation of the Guarantor shall be unconditional and absolute even if all or any part of any agreement between the Bank and the Borrower is unenforceable, void, voidable or illegal, and regardless of the existence of any defense, setoff or counterclaim which the Borrower may assert. If the Borrower is a corporation, limited liability company, partnership or trust, it is not necessary for the Bank to inquire into the powers of the Borrower or the officers, directors, members, managers, partners, trustees or agents acting or purporting to act on its behalf, and any of the Liabilities made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

OTHER GUARANTORS. If there is more than one Guarantor, the obligations under this Guaranty are joint and several. In addition, each
Guarantor under this Guaranty shall be jointly and severally liable with any other guarantor of the Liabilities. If the Bank elects to enforce its rights against fewer than all guarantors of the Liabilities, that election does not release the Guarantor from its obligations under this Guaranty. The compromise or release of any of the obligations of any of the other guarantors or the Borrower shall not serve to waive, alter or release the Guarantor's obligations.

RIGHTS OF SUBROGATION. The Guarantor waives and agrees not to enforce any rights of subrogation, contribution or indemnification that it may have against the Borrower, any person liable on the Liabilities, or the Collateral, until the Borrower and the
Guarantor have fully performed all their obligations to the Bank, even if those obligations are not covered by this Guaranty.

WAIVERS. The Guarantor waives (a) to the extent permitted by law, all rights and benefits under any laws or statutes regarding sureties, as may be amended, and (b) any right the Guarantor may have to receive notice of the following matters before the Bank enforces any of its rights: (i) the Bank's acceptance of this Guaranty, (ii) any credit that the Bank extends to the Borrower,
(iii) the Borrower's default, (iv) any demand, diligence, presentment, dishonor and protest, or (v) any action that the Bank takes regarding the Borrower, anyone else, the Collateral, or any of the Liabilities, which it might be entitled to by law or under any other agreement, (c) any right it may have to require the Bank to proceed against the Borrower, any other obligor or guarantor of the Liabilities, or the Collateral for the Liabilities or the Guarantor's obligations under this Guaranty, or pursue any remedy in the Bank's power to pursue, (d) any defense based on any claim that the Guarantor's obligations exceed or are more burdensome than those of the Borrower, (e) the benefit of any statute of limitations affecting the Guarantor's obligations hereunder or the enforcement hereof, (f) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of





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the obligation of the Borrower for the Liabilities, and (g) any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Liabilities or any portion thereof. The Bank may waive or delay enforcing any of its rights without losing them. Any waiver affects only the specific terms and time period stated in the waiver. No modification or waiver of this Guaranty is effective unless it is in writing and signed by the party against whom it is being enforced.

SUBORDINATION. Any rights of the Guarantor, whether now existing or hereafter arising, to receive payment on account of any indebtedness (including interest) owed to the Guarantor by the Borrower, or to withdraw capital invested by it in the Borrower, or to receive distributions from the Borrower, shall at all times be subordinate to the full and prior repayment to the Bank of the
Liabilities. The Guarantor shall not be entitled to enforce or receive payment of any sums hereby subordinated until the
Liabilities have been paid in full and any such sums received in violation of this Guaranty shall be received by the Guarantor in trust for the Bank. The Guarantor agrees to fully cooperate with the Bank and not to delay, impede or otherwise interfere with the efforts of the Bank to secure payment from the assets which secure the Liabilities including actions, proceedings, motions, orders, agreements or other matters relating to relief from automatic stay, abandonment of property, use of cash collateral and sale of the
Bank's collateral free and clear of all liens. The foregoing notwithstanding, until the occurrence of any default, the Guarantor is not prohibited from receiving distributions from the Borrower in an amount equal to any income tax liability imposed on the
Guarantor attributable to the Guarantor's ownership interest in the Borrower, if any.

REINSTATEMENT. The Guarantor agrees that to the extent any payment is received by the Bank in connection with the Liabilities, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Bank or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and whether or not the Bank is in possession of this Guaranty, and, to the extent of such payment or repayment by the Bank, the Liabilities or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

INFORMATION. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Liabilities and the nature, scope and extent of the risks that the Guarantor assumes and incurs under this Guaranty, and agrees that the Bank does not have any duty to advise the Guarantor of information known to it regarding those circumstances or risks.

SEVERABILITY. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or the Bank, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding.

REPRESENTATIONS BY GUARANTOR. Each Guarantor represents that: (a) the execution and delivery of this Guaranty and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party, (b) this Guaranty is a valid and binding agreement, enforceable according to its terms, and (c) all balance sheets, profit and loss statements, and other financial statements furnished to the Bank in connection with the Liabilities are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Guarantor, other than a natural person, further represents that: (a) it is duly organized, existing and in good standing under the laws where it is organized, and (b) the execution and delivery of this Guaranty and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body, and (ii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any agreement governing its affairs.

NOTICE. Any notices and demands under or related to this document shall be in writing and delivered to the intended party at its address stated herein, and if to the Bank, at its main office if no other address of the Bank is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested. Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (c) on the third Delivery Day after the notice is deposited in the mail. "Delivery Day" means a day other than a Saturday, a Sunday, or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

GOVERNING LAW AND VENUE. This agreement is delivered in the State of Kentucky and governed by Kentucky law (without giving effect to its laws of conflicts). The Guarantor agrees that any legal action or proceeding with respect to any of its obligations under this agreement may be brought by the Bank in any state or federal court located in the State of Kentucky, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Guarantor submits to and accepts, for itself and in respect of its




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property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Guarantor waives any claim that the State of Kentucky is not a convenient forum or the proper venue for any such suit, action or proceeding.

MISCELLANEOUS. The Guarantor's liability under this Guaranty is independent of its liability under any other guaranty previously or subsequently executed by the Guarantor or any one of them, singularly or together with others, as to all or any part of the
Liabilities, and may be enforced for the full amount of this Guaranty regardless of the Guarantor's liability under any other guaranty. This Guaranty binds the Guarantor's heirs, successors and assigns, and benefits the Bank and its successors and assigns.
The Bank may assign this Guaranty in whole or in part without notice. The Guarantor agrees that the Bank may provide any information or knowledge the Bank may have about the Guarantor or about any matter relating to this Guaranty to BANK ONE
CORPORATION, or any of its subsidiaries or affiliates or their successors, or to one or more purchasers or potential purchasers of this Guaranty or the Liabilities guaranteed hereby. The use of headings does not limit the provisions of this Guaranty.

WAIVER OF SPECIAL DAMAGES. THE GUARANTOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO
CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

JURY WAIVER. THE GUARANTOR AND THE BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY
WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE
GUARANTOR AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK
TOPROVIDE THE FINANCING DESCRIBED HEREIN.

Dated:  July 22, 2002

                                                              GUARANTOR:

Address:     2424 Harrodsburg Road                            Unified Financial Services, Inc.
             Lexington, KY 40503

                                                              By:  /s/ John S. Penn
                                                                 -----------------------------------------
                                                                    John Penn            President
                                                                 -----------------------------------------
                                                                    Printed Name         Title





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